Exhibit 99.1

OmniLit Acquisition Corp. Announces Separate Trading of Class A Ordinary Shares and Warrants Commencing January 24, 2022

MIAMI BEACH, FLORIDA, UNITED STATES, January 19, 2022 /EINPresswire.com/ — OmniLit Acquisition Corp. (NASDAQ: OLITU) (the “Company” or “OmniLit”) announced that commencing January 24, 2022, holders of the units (the “Units”) sold in the Company’s initial public offering (each Unit consisting of one share of Class A common stock, par value $0.0001 per share (the “Common Stock”), and one-half of a redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of Common Stock for $11.50, at any time commencing 30 days after the consummation of an initial business combination (each a “Warrant”) completed on November 12, 2021, may elect to separately trade the Common Stock and Warrants included in the Units. Those units not separated will continue to trade on the Nasdaq Global Market under the symbol “OLITU,” and the Common Stock and Warrants that are separated will trade on the Nasdaq Global Market under the symbols: “OLIT” and “OLITW,” respectively.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The public offering was made only by means of a prospectus, copies of which may be obtained by contacting Imperial Capital, LLC Attn: 10100 Santa Monica Blvd, Suite 2400, Los Angeles, CA 90067. Copies of the registration statement can also be accessed through the SEC’s website at www.sec.gov.

About OmniLit Acquisition Corp.

OmniLit Acquisition Corp. is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to as our initial business combination. While we may pursue an initial business combination target in any business, industry, or geographical location, we intend to focus initially on transactions with companies and/or assets within the advanced manufacturing industry, specifically the photonics or optics sectors and related sectors.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Certain statements in this press release may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding separate trading of our securities or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Contact

Skylar M Jacobs

COO, OmniLit Acquisition Corp.

(786) 750-2820

info@omnilitac.com